Exhibit 10.01

EXECUTION VERSION

THIRD AMENDMENT
TO
REVOLVING CREDIT AGREEMENT
dated as of
June 16, 2016
among

NUSTAR GP HOLDINGS, LLC,

RIVERWALK HOLDINGS, LLC,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of June 16, 2016, is among NUSTAR GP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”); RIVERWALK HOLDINGS, LLC, a Delaware limited liability company (the “Guarantor”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of June 28, 2013 (as amended by that certain First Amendment to 364-Day Credit Agreement dated as of June 17, 2014 and that certain Second Amendment to Revolving Credit Agreement dated as of June 17, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Articles and Sections in this Amendment refer to Articles and Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Cover. The cover of the Credit Agreement is hereby amended by replacing the phrase “J.P. Morgan Securities LLC” thereon with the phrase “JPMorgan Chase Bank, N.A.”.
2.2    Amendments to Section 1.01.
(a)    The following definition is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means June 27, 2017.
(b)    The definition of “Defaulting Lender” is hereby amended by replacing the phrase “or (d) has become the subject of a Bankruptcy Event” therein with the phrase “(d) has become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has become the subject of a Bail-In Action”.
(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.3    Amendment to Section 2.18(c)(i). Section 2.18(c)(i) is hereby amended by replacing “; and” at the end thereof with the proviso “provided that, subject to Section 9.15, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation;”.
2.4    Amendment to Article III. Article III is hereby amended by adding a new Section 3.16 to the end thereof to read as follows:
Section 3.16    EEA Financial Institution. Neither the Borrower nor the Guarantor is an EEA Financial Institution.

2.5    Amendment to Section 6.06. Section 6.06 is hereby amended by amending and restating clause (c) therein in its entirety to read as follows:
(c) NuStar GP, LLC may make Restricted Payments pursuant to and in accordance with equity incentive or other benefit plans for management or employees providing services to NuStar GP, LLC, the MLP or any of their respective Affiliates and

2.6    Amendment to Article IX. Article IX is hereby amended by adding a new Section 9.15 to the end thereof to read as follows:
Section 9.15    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.7    Amendment and Restatement of Schedule 3.06. Schedule 3.06 is hereby amended and restated in its entirety to read as set forth on Schedule 1 attached to this Amendment.
2.8    Amendment and Restatement of Schedule 6.07. Schedule 6.07 is hereby amended and restated in its entirety to read as set forth on Schedule 2 attached to this Amendment.
Section 3.    Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02) (the “Effective Date”):
3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Amendment on or prior to the Effective Date.
3.2    The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.
3.3    The Administrative Agent shall have received an amendment to the Guarantee and Pledge Agreement, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by the Borrower and the Guarantor (such amendment, the “Guarantee and Pledge Agreement Amendment”).
3.4    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Amy Perry, in-house counsel of the Borrower, providing the opinions substantially in the form set forth in Exhibit B to the Credit Agreement, and each such opinion covering such other matters relating to the Borrower, the Guarantor, this Amendment and the Credit Agreement, as amended by this Amendment, or the transactions contemplated thereby as the Lenders shall reasonably request. The Borrower hereby requests each such counsel to deliver its applicable opinion to the Administrative Agent and the Lenders.
3.5    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the Guarantor, the authorization of this Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower, the Guarantor, this Amendment and the Credit Agreement, as amended by this Amendment, or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent and its counsel.
3.6    The Administrative Agent shall have received evidence satisfactory to it of any necessary shareholder, corporate, limited liability company, and partnership approvals as to authority, enforceability and compliance with law in connection with this Amendment and the transactions contemplated hereby.
3.7    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
3.8    No Default shall have occurred and be continuing, after giving effect to the terms of this Amendment.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; (d) confirms that the existing security interests granted by it in favor of the Administrative Agent and the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Borrower and the Restricted Subsidiaries under the Credit Agreement, as amended by this Amendment, as and to the extent provided in the Loan Documents; and (e) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
4.3    Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7    Consent to Guarantee and Pledge Agreement Amendment. Each Lender hereby consents to, and authorizes the Administrative Agent to enter into, the Guarantee and Pledge Agreement Amendment.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NUSTAR GP HOLDINGS, LLC, as Borrower
By	/s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial
Officer

RIVERWALK HOLDINGS, LLC, as Guarantor
By	/s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial
Officer

Signature Page to Third Amendment to
Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank
By	/s/ Muhammad Hasan
	Name:	Muhammad Hasan
	Title:	Vice President

Signature Page to Third Amendment to
Revolving Credit Agreement

SUNTRUST BANK, individually and as Syndication Agent
By	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

Signature Page to Third Amendment to
Revolving Credit Agreement

MIZUHO BANK, LTD.
By	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Signature Page to Third Amendment to
Revolving Credit Agreement

CITIBANK, N.A.
By	/s/ Tariq Masaud
	Name:	Tariq Masaud
	Title:	Vice President

Signature Page to Third Amendment to
Revolving Credit Agreement

FROST BANK
By	/s/ M. Luke Healy
	Name:	M. Luke Healy
	Title:	Assistant Vice President

Signature Page to Third Amendment to
Revolving Credit Agreement

Schedule 1

SCHEDULE 3.06
DISCLOSED MATTERS

All actions, suits, proceedings, claims and Environmental Liabilities arising out of or related to the refined product terminal in Portland, Oregon located adjacent to the Portland Harbor, as described in NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2015.
Any other actions, suits, proceedings, claims and investigations described in NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2015.

Schedule 3.06

Schedule 2

SCHEDULE 6.07
AFFILIATED AGREEMENTS

Non-Compete Agreement, dated July 19, 2006, between NuStar GP Holdings, LLC, NuStar Energy L.P., Riverwalk Logistics, L.P. and NuStar GP, LLC.
Amended and Restated Services Agreement dated March 1, 2016 between NuStar Energy L.P., NuStar GP Holdings, LLC, NuStar GP, LLC and NuStar Services Company LLC.
Omnibus Amendment to Employee Benefit Plans of NuStar GP, LLC Reflecting Change in Plan Sponsorship to NuStar Services Company LLC, effective as of March 1, 2016, among NuStar GP, LLC and NuStar Services Company LLC.
Assignment and Assumption Agreement dated March 1, 2016 between NuStar GP, LLC and NuStar Services Company LLC.

Schedule 6.07